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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005


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                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


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            Delaware                 001-16179                72-1409562
(State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)     file number)          Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

     On January 20, 2005, Energy Partners, Ltd. (the "Company") and its wholly-owned subsidiary EPL of Louisiana L.L.C. closed its previously announced acquisition of oil and natural gas properties in south Louisiana (the "Acquisition") from Castex Energy 1995, L.P. and Castex Energy, Inc. for an adjusted purchase price of approximately $146.0 million in cash. A copy of the press release announcing the closing of the Acquisition is attached as exhibit
99.1 hereto and incorporated herein by reference. The Purchase and Sale Agreement, dated as of December 16, 2004, between Castex Energy 1995, L.P., Castex Energy, Inc., the Company and EPL of Louisiana, L.L.C. is attached as exhibit 2.1 hereto and incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial
           Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     On January 20, 2005, to fund a portion of the purchase price of the Acquisition described under Item 2.01 above, the Company borrowed $60.0 million under its Third Amended and Restated Revolving Credit Agreement, among Energy Partners, Ltd., EPL of Louisiana, L.L.C. and Delaware EPL of Texas, LLC, the banks and financial institutions party thereto, and Bank One, N.A., dated as of November 1, 2002, as amended (the "Credit Facility"). In connection with the Acquisition, the Company increased the borrowing base of the Credit Facility to $150.0 million.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The required financial information relating to the Acquisition will be provided no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information. The required financial information relating to the Acquisition will be provided no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

     Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
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          2.1       Purchase and Sale Agreement, dated as of December 16, 2004, between Castex Energy 1995, L.P., Castex Energy, Inc., the Company and EPL of Louisiana, L.L.C. (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated December 16, 2004). Exhibits listed in the Agreement will be provided to the Commission upon request.

          99.1      Press release, dated January 20, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 25, 2005


                                    ENERGY PARTNERS, LTD.


                                    By:   /s/ John H. Peper
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                                           John H. Peper
                                           Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary